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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 March 2, 2001

                        Commission File Number 0-25428


                           MEADOW VALLEY CORPORATION
            (Exact name of registrant as specified in its charter)


          Nevada                                        88-0328443
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)


4411 South 40th Street, Suite D-11, Phoenix, AZ            85040
  (Address of principal executive offices)               (Zip Code)


                                (602) 437-5400
             (Registrant's telephone number, including area code)
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ITEM 5.   OTHER EVENTS

     Meadow Valley announced today the untimely and sorrowful passing of its Chief Operating Officer and Director, Paul R. Lewis, age 54. Mr. Lewis had served in his capacity since November 1995. The Company appreciates the commitment, leadership and service provided by Mr. Lewis. For the present, Mr. Lewis' responsibilities will be assumed by existing management as the Company reorganizes.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act as of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             MEADOW VALLEY CORPORATION
                                                    (Registrant)


                                      /s/ Bradley E. Larson
                                      ------------------------------------------
                                      Bradley E. Larson
                                      President and Chief Executive Officer

Dated:  March 2, 2001